SUPPLEMENT for the Commonwealth of Pennsylvania
                       dated May 1, 2001 to PROSPECTUS
                              dated May 1, 2001 for
          PREMIERE SURVIVOR issued by Protective Life Insurance Company



The information provided in the "Deductions from Premium Payments" section on Page 7 is amended as follows:

         Policy Year        Current Charge                      Maximum Charge
         -----------        --------------                      --------------
         1-20                 7.5%                                    8.0%
         21+                  2.0%                                    2.5%



The second and third sentences in the "Deductions from Policy Value" section on Page 8 are amended as follows:

         Monthly administration fees are currently $.035 per $1,000 of Basic Face Amount (guaranteed not to exceed $.04 per $1,000) during Policy Years 1 through 20. This charge is not assessed after the twentieth policy year.



The first paragraph under the "Policy Split Option Endorsement" section on Page 29 is amended as follows:


         Policy Split Option Endorsement. Under this endorsement, the Owner(s) may exchange the Policy for two individual permanent life insurance policies, one on the life of each of the Joint Insureds by making a written request to the Home Office.



The information provided in the "Premium Expense Charge" section on Page 32 is amended as follows:

         Policy Year      Current Charge                        Maximum Charge
         -----------      --------------                        --------------
         1-20                  7.5%                                  8.0%
         21+                   2.0%                                  2.5%




The third and fourth sentences of the first paragraph in the "Monthly Administration Fee" section on Page 34 are amended as follows:

         The monthly administration fee is currently equal to $.035 per $1,000 of Basic Face Amount (guaranteed not to exceed $.04 per $1,000) in Policy Years 1 through 20. This fee is no longer assessed after the twentieth Policy Year.










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The entries on the tables on Page 37 for the Policy's Sales Charges/Premium
Expense Charge and Administration Fees are amended as follows:


         Sales Charges/Premium Expense      Percentage of each premium payment
                                            as follows:
         Charge                             8.0% in Policy Years 1 through 20
                                            2.5% in Policy Years 21+


         Administrative                                       Fees A maximum
                                                              monthly charge
                                                              equal to $.04 per
                                                              $1,000 of the
                                                              Basic Face Amount
                                                              in Policy Years 1
                                                              through 20.
                                                              Additional charge
                                                              for the first 12
                                                              months after an
                                                              increase in the
                                                              Supplemental Face
                                                              Amount based on
                                                              the amount of
                                                              increase.




ILLUSTRATIONS OF POLICY VALUES:

The revised charge structure will impact the hypothetical Illustrations on Pages 40 through 43 of the Prospectus. For a comparable Illustration of Policy Values based upon the proposed Joint Insureds' individual circumstances, please consult your Registered Representative.




                                     39420v2

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